UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800, Tampa, Florida 33607	900 Long Ridge Road, Building 2 Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2025, Primo Brands Corporation (the “Company”) held its Annual Meeting of Stockholders. A total of 367,601,527 shares of the Company’s Class A common stock (“Common Stock”) were present in person or represented by proxy at the meeting, representing approximately 96.7% percent of the Company’s outstanding Common Stock as of the March 7, 2025 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 20, 2025.

Item 1 — Election of thirteen directors for a term of office expiring on the date of the Annual Meeting of Stockholders in 2026 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Kurtis Barker	271,695,054	88,107,771	7,798,702
Britta Bomhard	358,163,367	1,639,458	7,798,702
Susan E. Cates	358,172,542	1,630,283	7,798,702
Michael Cramer	339,557,831	20,244,994	7,798,702
Eric J. Foss	358,163,326	1,639,499	7,798,702
Jerry Fowden	339,070,984	20,731,841	7,798,702
Tony W. Lee	293,850,234	65,952,591	7,798,702
C. Dean Metropoulos	335,530,472	24,272,353	7,798,702
Billy D. Prim	357,944,443	1,858,382	7,798,702
Kimberly Reed	293,702,143	66,100,682	7,798,702
Robbert Rietbroek	339,379,777	20,423,048	7,798,702
Allison Spector	335,456,275	24,346,550	7,798,702
Steven P. Stanbrook	358,192,667	1,610,158	7,798,702

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
367,189,674	398,479	13,374	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
356,453,947	2,767,164	581,714	7,798,702

Item 4 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) votes on the compensation of our named executive officers.

1 YEAR	2 YEARS	3 YEARS	Votes ABSTAINED	Broker Non-Votes
355,926,142	28,128	3,243,629	604,926	7,798,702

Based on the foregoing votes, Kurtis Barker, Britta Bomhard, Susan E. Cates, Michael Cramer, Eric J. Foss, Jerry Fowden, Tony W. Lee, C. Dean Metropoulos, Billy D. Prim, Kimberly Reed, Robbert Rietbroek, Allison Spector and Steven P. Stanbrook were elected, Items 2 and 3 approved, and “1 YEAR” was approved as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

In light of this result for Proposal 4, which is consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Company has determined to hold an advisory (non-binding) vote on executive compensation each year until such time as the next advisory (non-binding) vote regarding the frequency of advisory votes on executive compensation is submitted to the Company’s stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: May 2, 2025	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
General Counsel & Corporate Secretary